Exhibit 10.1

Execution Version

SECOND INCREMENTAL ASSUMPTION AGREEMENT, dated as of June 27, 2025 (this “Amendment”), among SIX FLAGS ENTERTAINMENT CORPORATION (f/k/a CopperSteel HoldCo, Inc.), a Delaware corporation (“Holdings”), the SUBSIDIARY GUARANTORS party hereto, the 2025 INCREMENTAL TERM B LENDER (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacities as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, Holdings, certain subsidiaries of Holdings from time to time party thereto, as Subsidiary Borrowers and Guarantors, the Lenders from time to time party thereto, the Administrative Agent and the Collateral Agent are parties to that certain Credit Agreement, dated as of May 1, 2024 (as amended by the First Amendment and Incremental Assumption Agreement, dated as of July 1, 2024 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Second Amendment Effective Date (as defined below), the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, pursuant to Section 2.21 of the Existing Credit Agreement, (a) Holdings has requested that the Person set forth on Schedule I hereto (the “2025 Incremental Term B Lender”) commit to provide Incremental Term Loans in an aggregate principal amount of US$500,000,000 (the “2025 Incremental Term B Loans” and, the Commitments to provide the Incremental Term B Loans, the “2025 Incremental Term B Commitments”) on the Second Amendment Effective Date, which 2025 Incremental Term B Loans shall constitute a fungible increase to, and part of the same Class as, the Initial Term B Loans outstanding under the Existing Credit Agreement immediately prior to the Second Amendment Effective Date and (b) the 2025 Incremental Term B Lender is willing to provide 2025 Incremental Term B Commitments and fund 2025 Incremental Term B Loans in the amount set forth opposite its name on Schedule I hereto on the terms and subject to the conditions set forth herein.

WHEREAS, JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA, Wells Fargo Securities, LLC, PNC Capital Markets LLC, Citizens Bank, N.A., Fifth Third Bank, National Association, KeyBanc Capital Markets Inc., Capital One, National Association, HSBC Securities (USA) Inc. and TCBI Securities, Inc. have been appointed to act, and have agreed to act, as joint lead arrangers and joint bookrunners for the 2025 Incremental Term B Loans and this Amendment (in such capacities, the “Second Amendment Lead Arrangers”).

WHEREAS, each Loan Party that is a party hereto (collectively, the “Reaffirming Entities”) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Existing Credit Agreement, the Collateral Documents and the other Loan Documents to which it is a party.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the preamble and the recitals hereto) shall have the meanings assigned to them in the Existing Credit Agreement.

SECTION 2. 2025 Incremental Term B Loans.

(a) Subject to the terms and conditions set forth herein, the 2025 Incremental Term B Lender hereby agrees to make 2025 Incremental Term B Loans in a single drawing in U.S. Dollars to Holdings on the Second Amendment Effective Date in an aggregate principal amount equal to its 2025 Incremental Term B Commitments. 2025 Incremental Term B Loans that are repaid or prepaid may not be re-borrowed. The 2025 Incremental Term B Commitments shall automatically terminate on the Second Amendment Effective Date (after the making of the 2025 Incremental Term B Loans on such date).

(b) The 2025 Incremental Term B Loans will constitute an increase to, and part of the same Class as, the Initial Term B Loans, shall be assigned the same CUSIP as, and be fungible with (including for tax purposes), and be subject to the same terms and conditions as, the Initial Term B Loans. The 2025 Incremental Term B Loans will initially be subject to the same Interest Period as the currently outstanding Initial Term B Loans on the Second Amendment Effective Date (which, for the avoidance of doubt, is one month ending on June 30, 2025).

(c) On the Second Amendment Effective Date, (i) the 2025 Incremental Term B Lender shall be entitled to all the rights of, and benefits accruing to, an “Initial Term B Lender” (or “Term Lender” or “Lender”, as applicable) and an “Incremental Term Lender” under the Amended Credit Agreement and the other Loan Documents and shall be bound by all agreements, acknowledgements and other obligations of the “Initial Term B Lenders” (or “Term Lenders” or “Lenders”, as applicable) and “Incremental Term Lenders”, (ii) the 2025 Incremental Term B Commitments shall constitute “Initial Term B Commitments” (or “Term Facility Commitments” or “Commitments”, as applicable) and “Incremental Commitments” and (iii) the 2025 Incremental Term B Loans shall constitute “Initial Term B Loans” (or “Term Loans” or “Loans”, as applicable) and “Incremental Term Loans”, in each case, under the Amended Credit Agreement and the other Loan Documents. This Amendment shall constitute an “Incremental Assumption Agreement” pursuant to Section 2.21(b) with respect to the establishment of the 2025 Incremental Term B Commitments.

(d) The proceeds of the 2025 Incremental Term B Loans shall be used to (i) repay Holdings’ 7.0% Senior Secured Notes due 2025, (ii) repay a portion of the Revolving Facility Loans outstanding on the Second Amendment Effective Date and (iii) pay fees and expenses in connection with the transactions contemplated hereby.

SECTION 3. Amendments to the Existing Credit Agreement. Effective as of the Second Amendment Effective Date:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical order:

“Second Amendment” shall mean the Second Incremental Assumption Agreement, dated as of the Second Amendment Effective Date, by and among Holdings, the Subsidiary Guarantors party thereto, the 2025 Incremental Term B Lender (as defined therein), the Administrative Agent and the Collateral Agent.

“Second Amendment Effective Date” shall mean June 27, 2025.

(b) The definition of “Initial Term B Loans” in Section 1.01 of the Existing Credit Agreement is hereby replaced in its entirety with the following:

“Initial Term B Loans” shall mean the term loans made by the Lenders to Holdings pursuant to Section 2.01(a) or pursuant to Section 2 of the Second Amendment.

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(c) Section 2.10(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Holdings shall repay Initial Term B Loans (i) on the last Business Day of each March, June, September and December of each year (commencing on September 30, 2024 and ending with the last such Business Day prior to the Initial Term B Facility Maturity Date) (each such date being referred to as an “Initial Term B Facility Installment Date”), in each case, (1) during the period from (and including) September 20, 2024 until (but excluding) the Second Amendment Effective Date, in an aggregate principal amount equal to 0.25% of the aggregate principal amount of such Initial Term B Loans outstanding on the Closing Date and (2) during the period from (and including) the Second Amendment Effective Date and thereafter, in an aggregate principal amount equal to US$3,759,446.00 (in each case, as such payments may be reduced from time to time as provided in clause (b) of this Section 2.10 or increased as a result of any increase in the principal amount of the Initial Term B Loans pursuant to Section 2.21, 2.22 or 2.23), and (ii) on the Initial Term B Facility Maturity Date, in an amount equal to the aggregate principal amount of the Initial Term B Loans outstanding on such date.

SECTION 4. Effectiveness. The effectiveness of this Amendment is subject to the satisfaction (or waiver) of the following conditions (the first date of the satisfaction or waiver thereof is referred to as the “Second Amendment Effective Date”):

(a) Second Amendment; Borrowing Request. The Administrative Agent shall have received (each of which may be originals or copies in .pdf format) (i) this Amendment duly executed by each of Holdings and the Reaffirming Entities and (ii) a Borrowing Request in respect of the 2025 Incremental Term B Loans duly executed by Holdings, and which in any event may be conditioned on the consummation of this Amendment.

(b) Legal Opinions. The Administrative Agent shall have received an opinion from Weil, Gotshal & Manges LLP with respect to certain matters of New York, Delaware and federal law with respect to the Reaffirming Entities and Holdings.

(c) Organizational Documents and Good Standing Certificates. The Administrative Agent shall have received from each Loan Party: (i) certificates of good standing (or equivalent thereof) from the secretary of state or other applicable office of the jurisdiction of organization or formation of such Loan Party, (ii) resolutions or other applicable action of such Loan Party, (iii) an incumbency certificate and/or other certificate of a Responsible Officer of such Loan Party, in each case evidencing the identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party and (iv) (x) the articles or certificate of incorporation or certificate or articles of formation (or any equivalent charter document) and the by-laws, limited liability company operating agreement, partnership agreement or other organizational documents, as applicable, which, in the case of the certificate or articles of incorporation or certificate or articles of formation (or any equivalent charter document) shall, to the extent applicable in the relevant jurisdiction, other than in respect of Canada’s Wonderland Company, be certified by the Secretary of State (or equivalent appropriate governmental entity) as of a recent date or (y) a certification that the articles or certificate of incorporation or certificate or articles of formation (or any equivalent charter document) and the by-laws, limited liability company operating agreement, partnership agreement or other organizational documents, as applicable, of such Loan Party delivered to the Administrative Agent on the Closing Date or the First Amendment Effective Date, as applicable, remains in full force and effect.

(d) Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of Holdings that the conditions specified in Sections 5(f) and 5(g) have been satisfied.

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(e) Solvency. The Administrative Agent shall have received from the chief financial officer or other officer with equivalent duties of Holdings as to the Solvency (after giving effect to this Amendment and the funding of the 2025 Incremental Term B Loans and the use of proceeds thereof) of Holdings and its Subsidiaries substantially in the form attached as Exhibit G to the Existing Credit Agreement.

(f) Representations and Warranties. The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects (or in the case of any such representation or warranty qualified by “materiality” or Material Adverse Effect, true and correct in all respects) as of the Second Amendment Effective Date (after giving effect to this Amendment and the funding of the 2025 Incremental Term B Loans and the use of proceeds thereof), in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or in the case of any such representation or warranty qualified by “materiality” or Material Adverse Effect, true and correct in all respects) as of such earlier date).

(g) No Event of Default. On and as of the Second Amendment Effective Date (after giving effect to this Amendment and the funding of the 2025 Incremental Term B Loans and the use of proceeds thereof), no Event of Default under Section 7.01(b), 7.01(c), 7.01(h) or 7.01(i) of the Amended Credit Agreement shall have occurred and be continuing.

(h) Fees and Expenses. All fees required to be paid to the Second Amendment Lead Arrangers and the 2025 Incremental Term B Lender on the Second Amendment Effective Date in connection with this Amendment and all reasonable out-of-pocket expenses required to be paid pursuant to the Existing Credit Agreement on the Second Amendment Effective Date (in the case of expenses, to the extent invoiced at least two Business Days prior to the Second Amendment Effective Date (except as otherwise reasonably agreed by Holdings)), shall have been, or substantially simultaneously with the funding of the 2025 Incremental Term B Loans shall be, paid (which amounts may be offset against the proceeds of the 2025 Incremental Term B Loans funded on the Second Amendment Effective Date).

(i) USA PATRIOT Act and Beneficial Ownership Certification. At least three Business Days prior to the Second Amendment Effective Date, the Administrative Agent and the 2025 Incremental Term B Lender shall have received (i) all documentation and other information about Holdings and the Guarantors that shall have been reasonably requested by the Administrative Agent or the 2025 Incremental Term B Lender in writing at least 10 Business Days prior to the Second Amendment Effective Date and that the Administrative Agent and the 2025 Incremental Term B Lender reasonably determine is required by applicable regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, and (ii) if Holdings qualifies as a “legal entity” customer under 31 C.F.R. §1010.230 and the Administrative Agent or the 2025 Incremental Term B Lender has requested such certification at least 10 Business Days prior to the Second Amendment Effective Date, a beneficial ownership certification in relation to Holdings, which certification shall be substantially similar to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

SECTION 5. Mortgage Amendments. Within 120 days of the Second Amendment Effective Date (as such time period may be extended by the Administrative Agent in its reasonable discretion), Holdings shall or shall cause the applicable Loan Party to deliver to the Administrative Agent either the items listed in clause (a) or the items listed in clause (b) as follows:

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(a) (i) an opinion or email confirmation from local counsel chosen by Holdings and reasonably acceptable to the Administrative Agent and in form and substance reasonably acceptable to the Administrative Agent in each jurisdiction where a Mortgaged Property is located to the effect that (A) the recording of the existing Mortgage is the only filing or recording necessary to give constructive notice to third parties of the Lien created by such Mortgage as security for the Guaranteed Mortgage Obligations (as defined in each Mortgage), including Obligations evidenced by the Amended Credit Agreement and the other documents executed in connection herewith, for the benefit of the Secured Parties; (B) no other documents, instruments, filings, recordings, re-recordings, re-filings or other actions, including, without limitation, the payment of any mortgage recording taxes or similar taxes, are necessary or appropriate under applicable law in order to maintain the continued enforceability, validity or priority of the Lien created by such Mortgage as security for the Guaranteed Mortgage Obligations (as defined in each Mortgage), including the Obligations evidenced by this Amendment and the other documents executed in connection herewith, for the benefit of the Secured Parties; and (ii) a title search confirming that the applicable Mortgage shall be subject to no Liens other than Liens permitted by Section 6.02 of the Amended Credit Agreement; or

(b) with respect to each existing Mortgage encumbering a Mortgaged Property, the following, in each case in form and substance reasonably acceptable to the Administrative Agent: (i) an amendment or amendment and restatement of each Mortgage (each, a “Mortgage Amendment”), in favor of the Collateral Agent, for the benefit of the Secured Parties, duly executed and acknowledged by the applicable Loan Party in form suitable for recording or filing in all recording or filing offices that the Administrative Agent may reasonably deem necessary or desirable setting forth such changes as are reasonable necessary to reflect that the Lien secures the Obligations under the Amended Credit Agreement and to further grant, preserve, protect, confirm and perfect the Lien and security interest thereby created and perfected, together with such certificates, affidavits, questionnaires or returns as shall be required in connection with the recording or filing thereof under applicable law, (ii) with respect to each Mortgage Amendment, a date down endorsement and mortgage modification endorsement, to the extent available in each applicable jurisdiction (each, a “Title Endorsement,” collectively, the “Title Endorsements”) to the existing title policy relating to the Mortgage encumbering the Mortgaged Property assuring the Administrative Agent that such Mortgage, as amended by such Mortgage Amendment, is a valid and enforceable first priority Lien on such Mortgaged Property in favor of the Administrative Agent for the benefit of the Secured Parties free and clear of all Liens other than Permitted Liens or otherwise consented to by the Administrative Agent of such Mortgaged Property, and such Title Endorsement shall otherwise be in form and substance reasonably satisfactory to the Administrative Agent and in compliance with the requirements of the applicable jurisdiction, (iii) with respect to each Mortgage Amendment, opinions of local counsel (x) regarding the enforceability, due authorization, execution and delivery of the respective Mortgage Amendment, and such other matters customarily covered in corporate opinions as the Administrative Agent may reasonably request and (y) from local counsel chosen by Holdings and reasonably acceptable to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, (iv) such affidavits, certificates, surveys (including, without limitation, no-change affidavits sufficient to remove all standard survey exceptions from the Title Endorsement relating to the applicable Mortgage Amendment), information and instruments of indemnification (including without limitation, a so-called “gap” indemnification) as shall be required by the title insurance company to induce the title insurance company to issue the Title Endorsements, (v) evidence acceptable to the Administrative Agent of payment by the Borrower of all applicable title insurance premiums, search and examination charges, survey costs and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgage Amendments and issuance of the Title Endorsements, and (vi) with respect to each such Mortgaged Property, the Flood Documentation.

SECTION 6. Reaffirmation by the Reaffirming Entities. Without limiting its obligations under or the provisions of the Amended Credit Agreement or the Collateral Documents, each Reaffirming Party hereby (a) acknowledges that the terms “Obligations” and “Guaranteed Obligations” (and terms of similar import used in the Loan Documents) shall include the unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or

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other similar proceeding, regardless of whether allowed or allowable in such proceeding) and all accrued and unpaid fees (including fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) with respect to the 2025 Incremental Term B Loans, (b) affirms and confirms its Guaranteed Obligations under Article X of the Existing Credit Agreement after giving effect to this Amendment and the incurrence of the 2025 Incremental Term B Loans, (c) agrees that the Existing Credit Agreement and each Collateral Document to which it is a party and all indemnification obligations, pledges, grants and other commitments and obligations under the Existing Credit Agreement and each Collateral Document shall continue to be in full force and effect following the effectiveness of this Amendment (and shall apply in all respects to the obligations of the Borrowers in respect of the 2025 Incremental Term B Loans) and (d) confirms that all of the Liens granted by it and security interests created and arising under the Collateral Documents on its assets remain in full force and effect, and are not released or reduced, as collateral security for the Obligations (including any such Obligations in respect of the 2025 Incremental Term B Loans).

SECTION 7. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. On and after the Second Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.

SECTION 8. Counterparts; Electronic Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page to this Amendment or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment and/or the transactions contemplated hereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment or such Ancillary Document, as applicable. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

SECTION 9. Governing Law; Jurisdiction; Consent to Service of Process.

(a) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

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(b) Section 9.15 of the Existing Credit Agreement is hereby incorporated by reference, as if fully set forth herein, mutatis mutandis.

SECTION 10. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.

SECTION 11. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 12. Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 13. No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that this Amendment is not intended to, and does not, novate the Existing Credit Agreement.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date and year first above written.

SIX FLAGS ENTERTAINMENT CORPORATION (f/k/a CopperSteel HoldCo, Inc.)

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

CANADA’S WONDERLAND COMPANY

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Secretary and Chief Financial Officer

[Signature Page to Second Amendment]

SIX FLAGS THEME PARKS INC.
PREMIER PARKS HOLDINGS INC.
FUNTIME PARKS, INC.
PREMIER INTERNATIONAL HOLDINGS INC.
SIX FLAGS SERVICES, INC.
SIX FLAGS SERVICES OF ILLINOIS, INC.
CEDAR FAIR SOUTHWEST LLC
WONDERLAND COMPANY INC.
CALIFORNIA’S GREAT AMERICA LLC
CAROWINDS LLC
CEDAR POINT PARK LLC
DORNEY PARK LLC
GALVESTON WATERPARK, LLC
GEAUGA LAKE LLC
KINGS DOMINION LLC
KINGS ISLAND PARK LLC
KNOTT’S BERRY FARM LLC
MICHIGAN’S ADVENTURE PARK LLC
MILLENNIUM OPERATIONS LLC
NEW BRAUNFELS WATERPARK, LLC
SAWMILL CREEK LLC
VALLEYFAIR LLC
WORLDS OF FUN LLC
GREAT ESCAPE HOLDING INC.
SIX FLAGS DARIEN LLC
SIX FLAGS DARIEN SEASONAL LLC
MAGIC MOUNTAIN LLC
PARK MANAGEMENT CORP.
SIX FLAGS CONCORD LLC
FIESTA TEXAS, INC.

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

[Signature Page to Second Amendment]

SIX FLAGS INTERNATIONAL DEVELOPMENT CO.
SIX FLAGS SPLASHTOWN LLC
HURRICANE HARBOR LLC
GREAT AMERICA LLC
SF GREAT AMERICA HOLDING LLC
SIX FLAGS MW LLC
FUNTIME, INC.
SIX FLAGS OPERATIONS INC.
MAGNUM MANAGEMENT CORPORATION
SIX FLAGS PHOENIX LLC
SIX FLAGS FRONTIER LLC
SIX FLAGS WW BAY LLC
RIVERSIDE PARK ENTERPRISES, INC.
STUART AMUSEMENT COMPANY
SIX FLAGS AMERICA INC.
SIX FLAGS AMERICA PROPERTY CORPORATION
SIX FLAGS ECOMMERCE LLC
SIX FLAGS GREAT ADVENTURE LLC
SIX FLAGS ST. LOUIS LLC

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

KINGS ISLAND COMPANY

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

By:	/s/ Brian Nurse
Name: Brian Nurse
Title: Chief Legal & Compliance Officer,
Corporate Secretary

[Signature Page to Second Amendment]

SIX FLAGS AMERICA LP

By: Funtime, Inc., its General Partner

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

GREAT ESCAPE RIDES L.P.
GREAT ESCAPE THEME PARK L.P.
SIX FLAGS GREAT ESCAPE L.P.

By: General Escape Holding Inc., its General Partner

By:	/s/ Brian C. Witherow
Name: Brian C. Witherow
Title: Chief Financial Officer

[Signature Page to Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent,

By:	/s/ Tracy L. Moosbrugger
Name: Tracy L. Moosbrugger
Title: Managing Director

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as 2025 Incremental Term B Lender,

By:	/s/ Christopher Beery
Name: Christopher Beery
Title: Vice President

[Signature Page to Second Amendment]

Schedule I

2025 Incremental Term B Commitments

2025 Incremental Term B Lender	2025 Incremental Term B Commitment
JPMORGAN CHASE BANK, N.A.	US	500,000,000

Total	US$	500,000,000